UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
August 8, 2005
Date of report (Date of earliest event reported):
Champion Enterprises, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Michigan
(State or Other Jurisdiction of Incorporation)

1-9751	38-2743168

(Commission File Number)	(IRS Employer Identification No.)
2701 Cambridge Court,
Suite 300,
Auburn Hills, Michigan
48326
(Address of Principal Executive Offices)(Zip Code)
(248) 340-9090
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets
Item 9.01. Financial Statements and Exhibits
SIGNATURES

Item 2.01. Completion of Acquisition or Disposition of Assets
On August 8, 2005, pursuant to three Asset Purchase Agreements, Champion Enterprises, Inc. (the “Company”) and its subsidiary NEBS Acquisition Corp. (“Buyer”) completed the acquisition (the “Acquisition”) of the business and substantially all the assets, including real and personal property, inventory and accounts receivable, of New Era Building Systems, Inc. and its affiliates Castle Housing of Pennsylvania, Ltd. and Carolina Building Solutions, L.L.C. (collectively, “Sellers”) for an aggregate cash consideration of $41 million plus the discharge or assumption of certain liabilities, including trade payables, assumed contracts and working capital lines of credit, of Sellers in an aggregate amount of approximately $22 million. The Company has guaranteed the payment and performance by Buyer of its obligations under the Asset Purchase Agreements. The name of the Buyer was changed to New Era Building Systems, Inc. immediately following the closing.
The foregoing description of the Asset Purchase Agreements is not complete and is qualified in its entirety by reference to the full text of the Asset Purchase Agreements, a copy of each of which was filed with the Securities and Exchange Commission on July 22, 2005 as Exhibits 2.1, 2.2 and 2.3, respectively, to the Company’s Current Report on Form 8-K and are incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(c) Exhibits.
(a)	Financial Statements of Businesses Acquired.

As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Company to provide the financial statements required by Item 9.01(a) of Form 8-K. In accordance with Item 9.01(a)(4) of Form 8-K, financial statements will be filed by amendment to this Form 8-K no later than October 21, 2005, the last business day within 71 days after the required filing date for this Current Report.

(b)	Pro Forma Financial Information.

As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Company to provide the pro forma financial information required by Item 9.01(b) of Form 8-K. In accordance with Item 9.01(b)(2) of Form 8-K, such financial statements will be filed by amendment to this Form 8-K no later than October 21, 2005, the last business day within 71 days after the required filing date for this Current Report.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHAMPION ENTERPRISES, INC.

By:	/s/ John J. Collins, Jr.

John J. Collins, Jr., Senior Vice President,
General Counsel and Secretary
Date: August 12, 2005

Index to Exhibits

Exhibit No.	Description

Exhibit 2.1	Asset Purchase Agreement, dated July 18, 2005, by and among
NEBS Acquisition Corp., Champion Enterprises, Inc. and New Era
Building Systems, Inc. (filed as Exhibit 2.1 to the Company’s
Current Report on Form 8-K previously filed with the
Commission (File No. 001-09751) on July 22, 2005 and
incorporated herein by reference).

Exhibit 2.2	Asset Purchase Agreement, dated July 18, 2005, by and among
NEBS Acquisition Corp., Champion Enterprises, Inc. and Castle
Housing of Pennsylvania, Ltd. (filed as Exhibit 2.1 to the
Company’s Current Report on Form 8-K previously filed with the
Commission (File No. 001-09751) on July 22, 2005 and
incorporated herein by reference).

Exhibit 2.3	Asset Purchase Agreement, dated July 18, 2005, by and among
NEBS Acquisition Corp., Champion Enterprises, Inc. and
Carolina Building Solutions, L.L.C. (filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K previously filed with the Commission (File No. 001-09751) on July 22, 2005 and
incorporated herein by reference).